AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON ______________ REGISTRATION NO. __________
--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ABLEAUCTIONS.COM, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                     7839                  59-3404233
  -----------------------------------------------------------------------------
  (State of other jurisdiction      (Primary Standard        (I.R.S. Employer
      of incorporation          Industrial Classification   Identification No.)
      or organization)                Code Number)

                  1222 46th Avenue East, Fife, Washington 98424
                                 (253) 926-1122
    ---------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              CT Corporation System
                1200 Pine Island Road, Plantation, Florida 33324
                                 (954) 473-5503
                    -----------------------------------------
(Name. address, including zip code, and telephone number, including area code of agent for service)

                      With copies of all correspondence to:
--------------------------------------------------------------------------------
                              Mary Ann Sapone, Esq.
                           Pollet, Richardson & Patel
       10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024
                            Telephone (310) 208-1182
                            Facsimile (310) 208-1154
                            ------------------------

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-91766

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

===================================================================================================
                                                                  Proposed
                                                  Proposed         Maximum
                                                  Maximum         Aggregate
Title Of Each Class Of           Amount To Be  Offering Price   Offering Price       Amount Of
Securities To Be Registered      Registered        Per Unit         (1)           Registration Fee
----------------------------    -------------  --------------   ---------------  ------------------

Common stock, no par value        293,750       $   0.33        $ 96,937.50            $ 8.92
==================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended.

                        GENERAL INSTRUCTION V INFORMATION

This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which the Registrant's Registration Statement on Form S-1 is effective.

The contents of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 2, 2002 (File No. 333-91766) are hereby incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, British Columbia, on July 17, 2002.


                             ABLEAUCTIONS.COM,  INC.



                             By:   /s/ Abdul Ladha
                                   _________________________________
                             Its:  President  and  Chief  Executive  Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                      TITLE                                   DATE
---------                      -----                                   ----

/s/ Abdul Ladha
_______________
Abdul Ladha       Chairman of the Board, Chief Executive Officer   July 17, 2002
                  and Director
                  (Principal  Executive  Officer)

/s/ Ron Miller
_______________
Ron Miller        Chief Financial Officer                          July 17, 2002
                 (Principal  Financial  Officer and
                  Accounting  Officer)

/s/ Barrett Sleeman
_______________
Barrett Sleeman   Director                                         July 17, 2002

/s/ David Vogt
_______________
Dr. David Vogt    Director                                         July 17, 2002

/s/ Michael Boyling
_______________
Michael Boyling   Director                                         July 17, 2002


/s/ Randal Ehli
_______________   Director                                         July 17, 2002
Randal Ehli

EXHIBITS  FILED  HEREWITH.

5.0      Legal  Opinion  of  Pollet,  Richardson  &  Patel,  including  consent

23.1     Consent  of  Davidson  &  Company,  Chartered  Accountants

23.2     Consent  of  Shikaze  Ralston  Tam  Kurozumi,  Chartered  Accountants

23.3     Consent  of  Morgan  &  Company,  Chartered  Accountants